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                                                                   EXHIBIT 10.16
Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 29, 2002

Dear Sir/Madam:

We have read the paragraph regarding the change in accountants on page 30 of Amendment No. 8 to Form S-1 of Plumtree Software, Inc., to be filed with the Securities and Exchange Commission on or about April 30, 2002 and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP